UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 1, 2014
_________________________

ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4797	36-1258310
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3600 West Lake Avenue, Glenview, IL		60026-1215
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 847-724-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
On May 1, 2014, Illinois Tool Works Inc. (the “Company”) and certain of its subsidiaries completed the sale of its Industrial Packaging segment (the “Business”) to Vault Bermuda Holding Co. Ltd. (the “Buyer”), an entity formed by affiliates of The Carlyle Group, pursuant to the terms of that certain Stock Purchase Agreement, dated as of February 6, 2014 (the “Purchase Agreement”), among the Company, certain of its subsidiaries and the Buyer. Under the terms of the Purchase Agreement, the Buyer purchased all of the outstanding equity interests of each of the IPG Transferred Entities (as defined in the Purchase Agreement) and certain related equity and other interests (the “Transaction”), for $3.2 billion in cash, subject to customary adjustments set forth in the Purchase Agreement.
The Purchase Agreement is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement.
The representations, warranties and covenants set forth in the Purchase Agreement have been made only for the purposes of the Purchase Agreement and solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties to the Purchase Agreement rather than establishing these matters as facts. In addition, such representations and warranties were made only as of the dates specified in the Purchase Agreement and information regarding the subject matter thereof may change after the date of the Purchase Agreement. Accordingly, the Purchase Agreement has been filed to provide information regarding its terms and not to provide factual information regarding the Company or its business as of the date of the Purchase Agreement or as of any other date.
Item 7.01 Regulation FD Disclosure
On May 1, 2014, the Company issued a press release announcing completion of the Transaction, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

	Exhibit Number	Exhibit Description
2.1
Stock Purchase Agreement, dated as of February 6, 2014, between Illinois Tool Works Inc. and certain of its subsidiaries and Vault Bermuda Holding Co. Ltd., filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated February 12, 2014 (Commission File No. 1-4797) and incorporated herein by reference.

	99.1	Press Release issued by Illinois Tool Works Inc., dated May 1, 2014 (furnished pursuant to Item 7.01 but not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Dated: May 1, 2014	BY:	/s/ Maria C. Green
	Name:	Maria C. Green
	Title:	Senior Vice President, General Counsel & Secretary